Exhibit 10.16

FIRST (1st) AMENDMENT TO THE LEASE BETWEEN APPLIED OPTOELECTRONICS, INC. and 12808 W. AIRPORT, LLC.

Landlord and Tenant agree to change commencement date of the Lease for the Premises commonly known as “Suite 175” at the 12808 W. Airport office building from May 1, 2012 to June 1, 2012.

Landlord and Tenant agree to the following rent schedule:

Two (2) years at:  $4,041.34 per month from June 1 2012, to May 31, 2014.

All rates subject to the “CPI” clause in this Amendment.  The Term shall begin with June 1, 2012.

Tenant currently has $4,041.34 on file as a security deposit.

Landlord’s address for Rent payments:         12808 W. Airport, LLC

P.O. Box 4737

Houston, Texas 77210-4737

Landlord’s address for all purposes other than rent payments: 720 N. Post Oak Rd., Suite 500

Houston, Texas 77024

All other provisions of the Lease shall remain the same.

Attested by:	Attested by:

/s/ Chih-Hsiang Lin	LANDLORD: 12808 W. AIRPORT, LLC
TENANT (signature)

Chih-Hsiang Lin, CEO	By:	Boxer Property Management Corp.
TENANT (print name and title)	A Texas corporation Management Company for Landlord

5-2-2012	/s/ Douglas Pack	6-15-12
Date	(signature)	Date
Leasing Representative